SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   November 24, 2004
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                     J.P. Morgan Acceptance Corporation I
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            (Exact Name of Registrant as Specified in Its Charter)


Delaware                               333-109775           13-3475488
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(State or Other Jurisdiction           (Commission          (IRS Employer
of Incorporation)                      File Number)         Identification No.)


270 Park Avenue
New York, New York                                                 10017
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (212) 834-3850
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         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8   Other Events
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Item 8.01.  Other Events.
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     It is expected that during November 2004, a single series of certificates, expected to be titled J.P. Morgan Mortgage Trust 2004-A6, Mortgage Pass-Through Certificates, Series 2004-A6 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among J.P. Morgan Acceptance Corporation I (the "Registrant"), Wells Fargo Bank, N.A., as master servicer and Wachovia Bank, National Association, as trustee. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (No. 333-109775) and sold to J.P. Morgan Securities Inc. (the "Underwriter") pursuant to an underwriting agreement between the Registrant and the Underwriter.

     In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more prospective investors have been furnished with certain materials attached hereto as Exhibit 99.1 that constitutes "Computational Materials" (as defined in the no-action letter made available May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter made available May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter made available February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The materials attached hereto have been prepared and provided to the Registrant with respect to the Underwritten Certificates. The information in such materials is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other similar information subsequently filed with the Commission. To the extent any materials previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the materials attached hereto, such previously filed materials are superseded by the materials attached hereto.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of J.P. Morgan Acceptance Corporation I., relating to its Mortgage Pass-Through Certificates, Series 2004-A6.


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Section 9   Financial Statements and Exhibits
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Item 9.01.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:

          Not applicable.

(b) Pro forma financial information:

          Not applicable.

(c)  Exhibits:

Exhibit No.    Description
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99.1           Certain materials constituting Computational Materials and/or
               ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  November 24, 2004


                                      J.P. MORGAN ACCEPTANCE CORPORATION I


                                      By: /s/ Jonathan Davis
                                          ------------------------------------
                                          Name:    Jonathan Davis
                                          Title:   Vice President


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


                                 EXHIBIT INDEX

                  The following exhibits are filed herewith:


Exhibit No.                                                           Page No.
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99.1     Certain materials constituting Computational Materials           6
         and/or ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten
         Certificates.


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